EXHIBIT 10.1


		Supplemental Agreement No. 14

			    to

		 Purchase Agreement No. 1810

			  between

		    The Boeing Company

			    and

		   SOUTHWEST AIRLINES CO.

	Relating to Boeing Model 737-7H4 Aircraft


	THIS SUPPLEMENTAL AGREEMENT, entered into as of October 14, 2000, by and between THE BOEING COMPANY, a
Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

	WHEREAS, the parties hereto entered into Purchase
Agreement No. 1810 dated January 19, 1994, relating to
Boeing Model 737-7H4 aircraft (the Agreement) and;

	WHEREAS, Buyer has agreed to accelerate one Block L
Aircraft from December 2000 to November 2000 and to accelerate one Block H Aircraft from October 2000 to
September 2000;









*** 	Pursuant to 17 CFR, 240.24b-2, confidential
information has been omitted and has been filed separately with the Securities and Exchange
Commission pursuant to a Confidential Treatment
Application filed with the Commission.


	NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	The Table of Contents of the Agreement is deleted in
its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.	Article 2, entitled "Delivery, Title and Risk of
Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to change the quantity of Block L Aircraft delivering in December 2000 from two (2) to one (1), to change the quantity of Block L Aircraft delivering in November 2000 from three (3) to four (4) and to add one (1)
Block H Aircraft delivering in September 2000, and change the quantity of Block H Aircraft delivering in October 2000 from three (3) to two (2). Such new pages 2-1, 2-2 and 2-3 are attached hereto and incorporated into the Agreement by this reference.

3.	Article 3, entitled "Price of Aircraft", paragraph
3.4 entitled "Advance Payment Base Price," subparagraph
3.4.1 entitled "Advance Payment Base Price" is revised by adding an Advance Payment Base Price for the Block H
Aircraft delivering in September 2000. Such new pages 3-1,
3-2, 3-3 and 3-4 are attached hereto and incorporated into the Agreement by this reference.

4.	Letter Agreement No. 6-1162-KJJ-150 entitled "Flight
Control Computer & Mode Control Panel Spares Matter" is attached hereto and is hereby incorporated into the Agreement by this reference.

5.	Letter Agreement No. 6-1162-RLL-934R2 entitled
"Disclosure of Confidential Information," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-
RLL-934R3 which is attached hereto and is incorporated into the Agreement by this reference

6.	All references in the Letter Agreements associated
with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred thirty six Model 737-7H4 Aircraft, eighty seven (87) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7.	As a result of this Supplemental Agreement, Boeing
will refund Buyer ***. Such amount reflects the difference in advance payments due as a result of the acceleration of one
(1) Block H Aircraft from October 2000 to September 2000 and one (1) Block L Aircraft from December 2000 to November
2000.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.



By:   /s/ K. J. Johnston    	By:  /s/ Laura Wright

Its:    Attorney-In-Fact    	Its: __Treasurer  _______

P.A. No. 1810	SA-14-1
K/SWA